Exhibit 10.1
SOMAXON PHARMACEUTICALS, INC.
Common Stock
($0.0001 par value per share)
AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT
August 1, 2011
CITADEL SECURITIES LLC
601 Lexington Avenue, 28th Floor
New York, NY 10003
Ladies and Gentlemen:
Somaxon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through Citadel Securities LLC (“Citadel”), as sales agent and/or principal (“Agent”), shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), having an aggregate offering price of up to $30,000,000 on the terms set forth in Section 2 of this Sales Agreement (the “Agreement”). The Company agrees that whenever it determines to sell Shares directly to the Agent as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 3 of this Agreement.
The Company has filed with the Securities and Exchange Commission (the “Commission”) registration statements under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), on Form S-3 (File Nos. 333-162788 and 333-167789), in respect of the Company’s Common Stock (including the Shares) not earlier than three years prior to the date hereof; such registration statements, and any post-effective amendments thereto, have become effective; and no stop order suspending the effectiveness of such registration statements or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (each base prospectus filed as part of each such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, are hereinafter collectively called the “Base Prospectus”; the various parts of such registration statements, including all exhibits thereto and any prospectus supplement or prospectus relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the 1933 Act to be part of such registration statements, each as amended at the time such part of the registration statements became effective, are hereinafter collectively called the “Registration Statement” and all references to the Registration Statement herein shall be deemed to collectively refer to each such registration statement, unless the context requires otherwise; the prospectus supplements specifically relating to the Shares to be prepared and filed with the Commission pursuant to Rule 424(b) under the 1933 Act are hereinafter collectively called the “Prospectus Supplement” and all references to the Prospectus Supplement herein shall be deemed to collectively refer to each such prospectus supplement, unless the context requires otherwise; the Base Prospectus, as amended and supplemented by the Prospectus Supplement, is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; any reference to any amendment or supplement to the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement or prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “1934 Act”), and incorporated therein, in each case after the date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”).
For the purposes of this Agreement, the “Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement. The Prospectus and the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, taken together, collectively, and, with respect to any Shares, together with the public offering price of such Shares, shall be referred to herein as the “General Disclosure Package”.
Section 1. Representations and Warranties. The Company represents, warrants and covenants to the Agent, as of the date of this Agreement, any applicable Registration Statement Amendment Date (as defined in Section 3 below), each Company Periodic Report Date (as defined in Section 3 below), each Applicable Time (as defined in Section 1(a) below) and each Settlement Date (as defined in Section 2 below), if any, and covenants with the Agent, as follows:
(a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the 1933 Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission.
The Base Prospectus when filed complied in all material respects with the 1933 Act and, if filed by electronic transmission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System (except as may be permitted by Regulation S-T under the 1933 Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times during any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (whether physically or through compliance with Rule 153 or 172 under the 1933 Act, or in lieu thereof, a notice referred to in Rule 173(a) under the 1933 Act) (the “Prospectus Delivery Period”), complied and will comply in all material respects with the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the General Disclosure Package (including any Prospectus wrapper) did not, and at the time of each sale of the Shares and at the Settlement Date (as hereinafter defined in Section 2), the General Disclosure Package, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and at all subsequent times during the Prospectus Delivery Period, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any

Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Base Prospectus, the Prospectus or the General Disclosure Package, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agent furnished to the Company in writing by the Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agent to the Company consists of the information described in Section 7(b) below. There are no contracts or other documents required to be described in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.
The Company is not an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the 1933 Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the 1933 Act has been, or will be, filed with the Commission in accordance with the requirements of the 1933 Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the 1933 Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the 1933 Act including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement, the Base Prospectus or the Prospectus, including any document incorporated by reference therein. The Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
(b) Offering Materials Furnished to Agent. If so requested by the Agent, the Company has delivered to the Agent two complete copies of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement and of each consent and certificate of experts filed as a part thereof.
(c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the Agent’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares pursuant to this Agreement other than the Base Prospectus, the General Disclosure Package, the Prospectus, any free writing prospectus reviewed and consented to by the Agent, or the Registration Statement.
(d) The Sales Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
(e) Authorization of the Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares, except for such rights as have been duly waived. No approval of the stockholders of the Company under the rules and regulations of Nasdaq (including Rule 5635 of the Nasdaq Marketplace Rules) is required for the Company to issue and deliver to the Agent the Shares.
(f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(g) No Material Adverse Change. Except as otherwise disclosed in the General Disclosure Package, subsequent to the respective dates as of which information is given in the General Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company (any such change is called a “Material Adverse Change”); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock or repurchase or redemption by the Company of any class of capital stock.
(h) Independent Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and incorporated by reference into the Base Prospectus, the Prospectus and General Disclosure Package (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are (i) an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act, the 1934 Act and the applicable rules and regulations thereunder adopted by the Commission, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) an independent registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and, to the Company’s knowledge, who has not requested such registration to be withdrawn.
(i) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Base Prospectus, the General Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any Applicable Prospectus. The financial data set forth or incorporated by reference in each Applicable Prospectus fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement and each Applicable Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and included in any Applicable Prospectus.
(j) Company’s Accounting System. The Company makes and keeps accurate books and records and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated) as of December 31, 2010 and as of the date hereof, and since December 31, 2010, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(k) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware and has the power and authority to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and to enter into and perform its obligations under this Agreement, except where the failure to be in good standing would not reasonably be expected to result in a Material Adverse Change. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Change. The Company does not own or control, directly or indirectly, any corporation, association or other entity and the Company has no subsidiaries.
(l) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in each Applicable Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the General Disclosure Package or upon the exercise of outstanding options or warrants described in each Applicable Prospectus). The Shares conform in all material respects to the description thereof contained in the General Disclosure Package. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in each Applicable Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All grants of options to acquire Shares (each, a “Company Stock Option”) were validly issued and approved by the Board of Directors of the Company, a committee thereof or an individual with authority duly delegated by the Board of Directors of the Company or a committee thereof. Grants of Company Stock Options were (i) made in material compliance with all applicable laws and (ii) as a whole, made in material compliance with the terms of the plans under which such Company Stock Options were issued. There is no and has been no policy or practice of the Company to coordinate the grant of Company Stock Options with the release or other public announcement of material information regarding the Company or its results of operations or prospects. Except as described in the General Disclosure Package and the Prospectus, the Company has not sold or issued any Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the 1933 Act other than Shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
(m) Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) of the 1934 Act and are listed on the Nasdaq Capital Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the 1934 Act or delisting the Shares from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing, except for such notifications described in the General Disclosure Package and the Prospectus.
(n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company is not in violation of its charter or by-laws and is not in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company is a party or by which it may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company), or to which any of the property or assets of the Company is subject (each, an “Existing Instrument”), except for such Defaults as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument, except for consents that have been validly obtained and except for such breaches, Defaults or results, or failure to obtain such consent, as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, except for such violations as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made or will be made by the Company under the 1933 Act, or that may be required under applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).
(o) No Material Actions or Proceedings. Except as disclosed in the General Disclosure Package and the Prospectus with respect to notices and related litigation regarding “paragraph IV certifications” (including the fact that the Company cannot predict the outcome of any such related litigation), there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or (iii) relating to environmental or discrimination matters, where in any such case (A) such action, suit or proceeding (including without limitation, any such action, suit or proceeding for which, to the Company’s knowledge, there is a substantial likelihood that it will be determined adversely to the Company or such officer or director), if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or (B) any such action, suit or proceeding is or would be material in the context of the sale of Shares. No material labor dispute with the employees of the Company, or to the Company’s knowledge, with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s knowledge, is threatened or imminent.
(p) Intellectual Property Rights. The Company owns, possesses or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its businesses as now conducted; except to the extent failure to own, possess or acquire such Intellectual Property Rights would not result in a Material Adverse Change. The Company has not received and has no reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others. Except as would not be reasonably likely to result, individually or in the aggregate, in a Material Adverse Change or except as disclosed in the General Disclosure Package and the Prospectus with respect to notices and related litigation regarding “paragraph IV certifications” (including the fact that the Company cannot predict the outcome of any such related litigation), (A) to the Company’s knowledge there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would reasonably be expected, individually or in the aggregate, together with any other claims in this subsection (p) to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and, except as described in the General Disclosure Package and the Prospectus (including the fact that there may be additional “paragraph IV certifications”), the Company is unaware of any facts which would form a reasonable basis for any such claim that would reasonably be expected, individually or in the aggregate, together with any other claims in this subsection (p) to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would reasonably be expected, individually or in the aggregate, together with any other claims in this subsection (p) to result in a Material Adverse Change; (E) to the Company’s knowledge, all prior art references relevant to the patentability of any pending claim of any patent applications comprising or that have resulted in Intellectual Property Rights known to the Company, applicable inventor(s) or licensors, or any of their counsel during the prosecution of such patent applications that were required to be disclosed to the relevant patent authority were so disclosed by the required time, and, to the best of the Company’s knowledge, neither the Company nor any such inventor, licensor or counsel made any misrepresentation to, or omitted any material fact from, the relevant patent authority during such prosecution; and (F) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company for which it has not sought, and does not intend to seek, to patent or otherwise protect pursuant to applicable intellectual property laws has been kept confidential or disclosed only under obligations of confidentiality. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described therein. The General Disclosure Package contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons, except in each case for such violations that would not reasonably be expected to result in a Material Adverse Change.
(q) All Necessary Permits, etc. The Company possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as currently conducted by them and described in the General Disclosure Package and the Prospectus, and the Company has not received and has no reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.
(r) Title to Properties. The Company has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(i) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, except as described in the General Disclosure Package and the Prospectus. To the Company’s knowledge, the real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

(s) Tax Law Compliance. The Company has filed all necessary federal, state and foreign income and franchise tax returns or has properly requested extensions thereof and has paid all taxes required to be paid by the Company and, if due and payable, any related or similar assessment, fine or penalty levied against the Company except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.
(t) Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.
(u) Insurance. The Company is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are reasonably adequate and customary for its business as currently conducted and described in the General Disclosure Package and the Prospectus, including, but not limited to, policies covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and policies covering the Company for product liability claims and clinical trial liability claims. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. The Company has not been denied any insurance coverage material to the Company which it has sought or for which it has applied.
(v) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.
(w) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any other person required to be described in each Applicable Prospectus which have not been described as required. The General Disclosure Package contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus.
(x) S-3 Eligibility. At the time the Registration Statement was originally declared effective and at the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 was filed with the Commission, the Company met the then applicable requirements for use of Form S-3 under the 1933 Act. The Company is eligible to offer and sell securities under the Registration Statement (including the offer and sale of the Shares) without reliance on General Instruction I.B.6 of Form S-3.
(y) 1934 Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Settlement Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(z) FINRA Matters. All of the information provided to the Agent or to counsel for the Agent by the Company, its officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA Rule 5110 or the National Association of Securities Dealers Inc. (the “NASD”) Conduct Rule 2710 or 2720 is true, complete and correct. Neither the Company nor, to the knowledge of the Company, any of its affiliates (within the meaning of the NASD Conduct Rule 2720(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.
(aa) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.
(bb) No Unlawful Contributions or Other Payments. The Company and, to the Company’s knowledge, any employee or agent of the Company, have not made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and each Applicable Prospectus.
(cc) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) the Company’s principal executive officer and principal financial officer concluded to be effective at the reasonable assurance level. Based on the most recent evaluation of its internal control over financial reporting, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(dd) Compliance with Environmental Laws. Except as described in each Applicable Prospectus and except as would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Change, (i) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

(ee) ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to result in the loss of such qualification.
(ff) Brokers. Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.
(gg) No Outstanding Loans or Other Extensions of Credit. Since the adoption of Section 13(k) of the 1934 Act, the Company has not extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the 1934 Act.
(hh) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change. The Company has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other governmental authority alleging or asserting noncompliance with any laws applicable to the Company, except for such noncompliance the correction of which would not result in a Material Adverse Change.
(ii) Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all applicable laws and authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder, except where the failure to be in compliance has not resulted and would not reasonably be expected to result in a Material Adverse Change; the descriptions of the results of such studies, tests and trials contained in any Applicable Prospectus are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in any Applicable Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in any Applicable Prospectus when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from any applicable governmental authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

(jj) Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and, to the Company’s knowledge, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(kk) Money Laundering Laws. The operations of the Company are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
(ll) OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
Any certificate signed by any officer of the Company and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.
The Company acknowledges that the Agent and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
Section 2. Sale and Delivery of Shares.
(a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell exclusively through the Agent acting as sales agent or directly to the Agent acting as principal from time to time, and the Agent agrees to use its commercially reasonable efforts to sell as sales agent for the Company, the Shares. Sales of the Shares, if any, through the Agent acting as sales agent or directly to the Agent acting as principal will be made by means of ordinary brokers’ transactions on the Nasdaq or any other market for the Common Stock, in privately negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Nothing contained herein shall be deemed to restrict the Company from undertaking a simultaneous offering of its securities, provided the Agent is given notice pursuant to Section 3(q).
(b) The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on that trading day (other than a day on which the Nasdaq is scheduled to close prior to its regular weekday closing time, each, a “Trading Day”) that the Company has satisfied its obligations under Section 6 of this Agreement and that the Company has instructed the Agent to make such sales (the “Purchase Date”); provided that the foregoing limitation shall not apply to sales solely to employees or security holders of the Company, or to a trustee or other person acquiring such securities for the accounts of such persons in which Citadel is acting for the Company in a capacity other than as Agent under this Agreement; and further provided that so long as the Company’s Common Stock is not an “actively-traded security” within the meaning of Rule 101(c)(1) of Regulation M or if deemed necessary, in the Agent’s reasonable discretion, in connection with the Agent’s initiation of research reports about the Company, the Agent may, in its reasonable discretion, by notice to the Company, delay the Purchase Date in respect of all or any portion of the Shares deliverable pursuant to this Agreement or any Terms Agreement to such date as it determines is reasonably necessary to ensure compliance with Regulation M and any other applicable legal or regulatory requirements. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold by the Agent on such day (in any event not in excess of the number available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) not to sell any Shares. Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts to sell as sales agent all of the Shares so designated by the Company, and such sales will be made only by methods deemed to be an “at the market offering” as defined in Rule 415 under the 1933 Act or as otherwise agreed to by the Agent and the Company. The Company and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling the Shares, (B) the Agent will incur no liability or obligation to the Company or any other person or entity if they do not sell Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required by this Agreement, and (C) the Agent shall be under no obligation to purchase Shares on a principal basis except as otherwise specifically agreed by each of the Agent and the Company pursuant to a Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.
(c) Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent as sales agent shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the number of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, the Company may, upon notice to the Agent, suspend the offering of the Shares or the Agent may, upon notice to the Company, suspend the offering of the Shares with respect to which the Agent is acting as sales agent for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Any notice given pursuant to the preceding sentence may be given by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged).
(d) The gross sales price of any Shares sold pursuant to this Agreement by the Agent acting as sales agent of the Company shall be the market price prevailing at the time of sale for shares of the Company’s Common Stock sold by the Agent on the Nasdaq or any other market for the Common Stock, at prices relating to prevailing market prices or at negotiated prices. The compensation payable to the Agent for sales of Shares with respect to which the Agent acts as sales agent shall be equal to 3.0% of the gross sales price of the Shares for amounts of Shares sold pursuant to this Agreement. The Company may sell Shares to the Agent, acting as principal, at a price agreed upon with the Agent at the relevant Applicable Time and pursuant to a separate Terms Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.

(e) If acting as a sales agent hereunder, the Agent shall provide written confirmation to the Company following the close of trading on the Nasdaq, each day in which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such sales.
(f) Under no circumstances shall the aggregate offering price or number, as the case may be, of Shares sold pursuant to this Agreement and any Terms Agreement exceed the aggregate offering price or number, as the case may be, of Shares of Common Stock (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement or any Terms Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, under no circumstances shall any Shares with respect to which the Agent acts as sales agent be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. Any Shares sold pursuant to this Agreement and any Terms Agreement shall be issued under the registration statement on Form S-3 (File No. 333-162788) and the prospectus supplement thereto to the extent Shares are available for issuance pursuant to such registration statement; thereafter, any Shares sold pursuant to this Agreement and any Terms Agreement shall be issued under the registration statement on Form S-3 (File No. 333-167789) and the prospectus supplement thereto.
(g) Settlement for sales of Shares pursuant to this Section 2 will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payments by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Settlement Date, the Company shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default.
(h) Notwithstanding any other provision of this Agreement, the Company and the Agent agree that no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Agent shall not be obligated to sell, during any period in which the Company is, or could be deemed to be, in possession of material non-public information; provided that, unless otherwise agreed between the Company and the Agent, for purposes of this paragraph (h) any such period shall be deemed to end on the date on which the Company’s next subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is filed with the Commission.
(i) At each Applicable Time, Settlement Date, Registration Amendment Date and each Company Periodic Report Date, the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

Section 3. Covenants. The Company agrees with the Agent:
(a) During the Prospectus Delivery Period, (i) that the Company will not file any amendment or any supplement to the Registration Statement or the Prospectus prior to any Settlement Date unless a copy thereof has been submitted to the Agent a reasonable period before the filing and the Agent has not reasonably objected thereto (provided, the failure to object shall not relieve the Company of liability or obligations hereunder or affect the Agent’s rights to rely on the representations and warranties herein) and will advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Agent with copies thereof, (ii) to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the 1933 Act, (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, (iv) to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the form of the Registration Statement or the Prospectus or for additional information, and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Prospectus in respect of the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such reasonable steps as may be reasonably necessary to permit offers and sales of the Shares by the Agent, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement).
(b) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
(c) During the Prospectus Delivery Period, the Company will make available to the Agent, as soon as practicable after the execution of this Agreement, and thereafter from time to time furnish to the Agent, copies of the most recent Prospectus in such quantities and at such locations as the Agent may reasonably request for the purposes contemplated by the 1933 Act. During the Prospectus Delivery Period, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify the Agent and to file such document and to prepare and furnish without charge to the Agent as many written and electronic copies as the Agent may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).
(e) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the 1933 Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act.
(f) To use the Net Proceeds received by it from the sale of the Shares pursuant to this Agreement and any Terms Agreement in the manner specified in the Disclosure Package.
(g) In connection with the offering and sale of the Shares, the Company will file with the Nasdaq all documents and notices, and make all certifications, required by the Nasdaq of companies that have securities that are listed or quoted on the Nasdaq and will maintain such listings or quotations.
(h) To not take, directly or indirectly, and to cause its affiliates to refrain from taking, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.
(i) At each Applicable Time, each Settlement Date, each Registration Statement Amendment Date (as defined below), each Company Periodic Report Date (as defined below) and each date on which Shares are delivered to the Agent pursuant to a Terms Agreement, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement or any Terms Agreement. In each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any quarter in which sales of Shares were made by or through the Agent under this Agreement or any Terms Agreement (each date on which any such document is filed, and any date on which an amendment to any such document is filed, a “Company Periodic Report Date”), the Company shall set forth with regard to such quarter the number of Shares sold through the Agent under this Agreement or any Terms Agreement and the Net Proceeds received by the Company with respect to sales of Shares pursuant to this Agreement or any Terms Agreement.
(j) Upon commencement of the offering of Shares under this Agreement and each time the Shares are delivered to the Agent as principal on a Settlement Date and promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of a prospectus supplement that contains solely the information set forth in Section 3(i), (3) in connection with the filing of any current reports on Form 8-K (other than any current reports on Form 8-K which contain financial statements, supporting schedules or other financial data, including any current report on Form 8-K under Item 2.02 of such form that is considered “filed” under the 1934 Act) or (4) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”) and (ii) filing by the Company of an Annual Report on Form 10-K, the Company will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 6(e) of this Agreement which were last furnished to the Agent are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(e), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time.
(k) Upon commencement of the offering of Shares under this Agreement and promptly after each (i) Registration Statement Amendment Date and (ii) filing by the Company of an Annual Report on Form 10-K, the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion and letter of Latham & Watkins LLP or other counsel reasonably satisfactory to the Agent, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 6(b) of this Agreement, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing such letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time.
(l) Upon commencement of the offering of Shares under this Agreement and promptly after each (i) Registration Statement Amendment Date and (ii) filing by the Company of an Annual Report on Form 10-K, the Company will cause PricewaterhouseCoopers LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 6(c) hereof, but modified as necessary to relate to the Registration Statement, the Disclosure Package and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (i) or (ii) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time.
(m) Upon commencement of the offering of Shares under this Agreement, the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion of Knobbe, Martens, Olson & Bear LLP, intellectual property counsel for the Company, with respect to certain intellectual property matters, dated as of the Applicable Time, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 6(d) of this Agreement.

(n) The Company consents to Citadel trading in the Company’s Common Stock for Citadel’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement.
(o) If, to the knowledge of the Company, all filings required by Rule 424 in connection with this offering shall not have been made or the representations in Section 1(a) shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares.
(p) The Company will cooperate timely with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby or in any Terms Agreement, including, without limitation, and upon reasonable notice providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices or electronically or telephonically, as the Agent may reasonably request.
(q) The Company will not, without (i) giving the Agent at least five business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) the Agent suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agent in light of the proposed sale, (A) (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the 1933 Act, a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (2) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (B) directly or indirectly repurchase, offer to repurchase, announce its intention to repurchase, or otherwise enter into any transaction with the economic effect of repurchasing any shares of its Common Stock. The foregoing sentence shall not apply to (y) the Shares to be offered and sold through the Agent pursuant to this Agreement or any Terms Agreement and (z) equity incentive awards approved by the board of directors of the Company or the compensation committee thereof or the issuance of Common Stock upon exercise thereof.
(r) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act) relating to the Shares, in a form reasonably satisfactory to the Agent. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Agent, and will use its reasonable best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

Section 4. Free Writing Prospectus.
(a) (i) The Company represents and agrees that without the prior consent of the Agent, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act and (ii) the Agent represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission.
(b) The Company has complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any Issuer Free Writing Prospectus (including any free writing prospectus identified in Section 4(a) hereof), including timely filing with the Commission or retention where required and legending.
Section 5. Payment of Expenses. The Company covenants and agrees with the Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, Prospectus Supplement, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agent; (ii) the cost of printing or producing this Agreement or any Terms Agreement, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all documented expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(b) hereof, including the reasonable documented fees and disbursements of counsel for the Agent in connection with such qualification and in connection with the Blue Sky Surveys; (iv) any documented filing fees incident to, and the reasonable documented fees and disbursements of counsel for the Agent in connection with, any required review by FINRA of the terms of the sale of the Shares; (v) the reasonable documented fees and expenses of counsel to the Agent in connection with this Agreement and the offering contemplated hereby, which fees, expenses and other amounts pursuant to subsections (iii), (iv) and (v) herein shall not exceed $50,000 in the aggregate; (vi) all fees and expenses in connection with listing or quoting the Shares on the Nasdaq; (vii) the cost of preparing the Shares; (vii) the costs and charges of any transfer agent or registrar or any dividend distribution agent; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 7 hereof, the Agent will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.
Section 6. Conditions of the Agent’s Obligation. The obligations of the Agent hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, the date of any executed Terms Agreement and as of each Registration Statement Amendment Date, Company Periodic Report Date, Applicable Time and Settlement Date, to the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act prior to the commencement of the offering of Shares under this Agreement and in accordance with Section 3(a) hereof, any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Agent.
(b) On every date specified in Section 3(k) hereof and on such other dates as reasonably requested by the Agent, Latham & Watkins LLP, counsel for the Company, shall have furnished to the Agent a written opinion or opinions and a negative assurance letter, dated as of such date, in form and substance reasonably satisfactory to the Agent.
(c) At the dates specified in Section 3(l) hereof and on such other dates as reasonably requested by the Agent, the independent accountants of the Company who have certified the financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus shall have furnished to the Agent a letter dated as of the date of delivery thereof and addressed to the Agent in form and substance reasonably satisfactory to the Agent and its counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.
(d) On the date specified in Section 3(m) hereof and on such other dates as reasonably requested by the Agent in connection with a Material Adverse Change with respect to the Company’s intellectual property, Knobbe, Martens, Olson & Bear LLP, intellectual property counsel for the Company, shall have furnished to the Agent a written opinion with respect to certain intellectual property matters, dated as of such date, in form and substance reasonably satisfactory to the Agent.
(e) (i) Upon commencement of the offering of Shares under this Agreement and on such other dates as reasonably requested by the Agent, the Company will furnish or cause to be furnished promptly to the Agent a certificate of an officer in a form satisfactory to the Agent stating the minimum price for the sale of such Shares pursuant to this Agreement and the maximum number of Shares that may be issued and sold pursuant to this Agreement or, alternatively, maximum gross proceeds from such sales, as authorized from time to time by the Company’s board of directors or a duly authorized committee thereof or, in connection with any amendment, revision or modification of such minimum price or maximum Share number or amount, a new certificate with respect thereto and (ii) on each date specified in Section 3(j) and on such other dates as reasonably requested by the Agent, the Agent shall have received a certificate of the Company executed by two executive officers of the Company, one of whom shall be the Chief Financial Officer, Chief Accounting Officer, Treasurer, or Senior Vice President in the area of capital markets and investments, dated as of the date thereof, certifying, after reasonable inquiry, that (A) there has been no Material Adverse Change since the date as of which information is given in the General Disclosure Package and the Prospectus as then amended or supplemented, (B) the representations and warranties in Section 1 hereof are true and correct as of such date, (C) no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission and (D) the Company has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on its part to be performed or satisfied, in each case, in all material respects.
(f) Since the date of the latest audited financial statements then included or incorporated by reference in the General Disclosure Package and the Prospectus, no Material Adverse Change shall have occurred.
(g) The Company shall have complied with the provisions of Section 3(c) hereof with respect to the timely furnishing of prospectuses.
(h) On such dates as reasonably requested by the Agent, the Company shall have cooperated with and permitted the Agent to conduct due diligence sessions, in form and substance satisfactory to the Agent.
(i) All filings with the Commission required by Rule 424 under the 1933 Act to have been filed by each Applicable Time or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).
(j) The Shares shall have received approval for listing or quotation on the Nasdaq prior to the first Settlement Date.
(k) Prior to any Settlement Date, the Company shall have furnished to the Agent such further information, documents or certificates as the Agent may reasonably request.
Section 7. Indemnification.
(a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in strict conformity with written information furnished to the Company by the Agent expressly for use therein, it being understood and agreed upon that the only such information furnished by the Agent consists of the information in the Prospectus as specified in Annex II hereto.

(b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein, it being understood and agreed upon that the only such information furnished by the Agent consists of the information in the Prospectus as specified in Annex II hereto; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except and then only to the extent such indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on the opinion of its legal counsel, that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, in which event the reasonable fees and expenses of such single separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total compensation received by the Agent with respect to sales of the Shares sold by it to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the directors, officers and employees of the Agent and to each person, if any, who controls the Agent within the meaning of the 1933 Act and each broker dealer affiliate of the Agent; and the obligations of the Agent under this Section 7 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director, officer and employee of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.
Section 8. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

Section 9. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (i) the Agent is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of such offering) and (ii) the Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iii) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Agent has rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.
Section 10. Termination.
(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.
(b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.
(c) This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect. This Agreement shall terminate automatically upon the issuance and sale of Shares having an aggregate offering price equal to the amount set forth in the introductory paragraph of this Agreement.
(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.
(e) In the case of any purchase by the Agent pursuant to a Terms Agreement, the Agent may terminate this Agreement at any time at or prior to the Settlement Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq, or if trading generally on the NYSE or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(f) Subject to the additional limitations set forth in Section 5 of this Agreement, in the event of termination of this Agreement prior to the sale of any Shares (i) by the Company pursuant to subsection (a) above or (ii) as a result of an event set forth under clauses (i) or (iii) in subsection (e) above, the Agent shall be entitled only to reimbursement of its out-of-pocket expenses actually incurred.
Section 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to Citadel shall be delivered or sent by mail, telex or facsimile transmission to:
Citadel Securities LLC
601 Lexington Avenue, 29th Floor
New York, NY 10003
Fax No. (212) 220-8977
Attention: Equity Capital Markets
with a copy to:
Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, IL 60603
Fax No. (312) 267-7602
Attention: Legal Department
and if to the Company to:
Somaxon Pharmaceuticals, Inc.
3750 Carmel Mountain Road
Suite 100
San Diego, CA 92130
Fax: (858) 509-1761
Attention: General Counsel
Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
Section 12. Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Agent and the Company and, to the extent provided in Sections 7 and 8 hereof, the officers, directors and employees of the Company and the Agent and each person who controls the Company or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of Shares through the Agent shall be deemed a successor or assign by reason merely of such purchase.
Section 13. Time of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

Section 14. Waiver of Jury Trial. The Company and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to jury trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF NEW YORK.
Section 16. Counterparts. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement and any Terms Agreement may be delivered by any party by facsimile or other electronic transmission.
Section 17. Severability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours, SOMAXON PHARMACEUTICALS, INC.
By:	/s/ Matthew W. Onaitis
	Name:	Matthew W. Onaitis
	Title:	SVP and General Counsel

Accepted as of the date hereof:

CITADEL SECURITIES LLC

By:	/s/ Christopher L. Ramsay

Name: Christopher L. Ramsay
Title: Authorized Signatory

Annex I
SOMAXON PHARMACEUTICALS, INC.
Common Stock
($0.0001 par value per share)
TERMS AGREEMENT
CITADEL SECURITIES LLC
601 Lexington Avenue, 28th Floor
New York, NY 10003
Attn: Equity Capital Markets
Ladies and Gentlemen:
Somaxon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated August 1, 2011 (the “Sales Agreement”), between the Company and Citadel Securities LLC (the “Agent”), to issue and sell to the Agent the securities specified in the Schedule hereto (the “Purchased Securities”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Sales Agreement.
Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Applicable Time, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement and the Settlement Date in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.
An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.
Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours, SOMAXON PHARMACEUTICALS, INC.
By:
Name:
Title:

Accepted as of the date hereof:

CITADEL SECURITIES LLC

By:

Name:
Title:

Annex II
Information Supplied by the Agent
As sales agent, Citadel will not engage in any transactions that stabilize the Company’s common stock.
Subject to the terms and conditions of this Agreement, Citadel will use its commercially reasonable efforts to sell shares of common stock on the Company’s behalf on a daily basis or as otherwise agreed upon by the Company and Citadel.

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